UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - MARCH 10, 2026

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On March 16, 2026, Honeywell International Inc., a Delaware corporation (“Honeywell”), repaid in full all outstanding obligations under, and terminated, its $1.0 billion fixed rate term loan credit agreement, dated as of August 12, 2024, with the banks, financial institutions and other institutional lenders party thereto, and Bank of America, N.A. (“Bank of America”), as administrative agent.

Item 8.01 Other Events

Honeywell Aerospace Notes Offering

In connection with Honeywell’s previously announced plan to spin off (the “Spin-Off”) Honeywell Aerospace Inc., a Delaware corporation (“Aerospace”), Aerospace issued $16,000,000,000 aggregate principal amount of senior notes in a private offering, consisting of $1,250,000,000 aggregate principal amount of Senior Notes due 2028 (the “2028 notes”), $1,250,000,000 aggregate principal amount of Senior Notes due 2029 (the “2029 notes”), $500,000,000 aggregate principal amount of Floating Rate Senior Notes due 2029 (the “2029 floating rate notes”), $2,000,000,000 aggregate principal amount of Senior Notes due 2031 (the “2031 notes”), $1,750,000,000 aggregate principal amount of Senior Notes due 2033 (the “2033 notes”) and $3,250,000,000 aggregate principal amount of Senior Notes due 2036 (the “2036 notes” and, together with the 2028 notes, the 2029 notes, the 2029 floating rate notes, the 2031 notes and the 2033 notes, the “New Money Notes”), $1,000,000,000 aggregate principal amount of Senior Notes due 2046 (the “2046 notes”), $3,500,000,000 aggregate principal amount of Senior Notes due 2056 (the “2056 notes”) and $1,500,000,000 aggregate principal amount of Senior Notes due 2066 (the “2066 notes” and, together with the 2046 notes and the 2056 notes, the “Exchange Notes” and, together with the New Money Notes, the “notes” and such offering the “Notes Offering”). The 2028 notes, the 2029 notes, the 2031 notes, the 2033 notes, the 2036 notes, the 2046 notes, the 2056 notes and the 2066 notes are referred to as the fixed rate notes.

The 2028 notes bear interest at a rate of 3.900% per year and mature on March 16, 2028. The 2029 notes bear interest at a rate of 4.000% per year and mature on March 16, 2029. The 2029 floating rate notes bear interest from the issue date at a floating rate equal to compounded Secured Overnight Financing Rate plus 0.630%, subject to certain other provisions, and mature on March 16, 2029; provided, however, that the minimum interest rate on the 2029 floating rate notes shall not be less than 0.000%. The 2031 notes bear interest at a rate of 4.300% per year and mature on March 16, 2031. The 2033 notes bear interest at a rate of 4.600% per year and mature on March 16, 2033. The 2036 notes bear interest at a rate of 4.950% per year and mature on March 16, 2036. The 2046 notes bear interest at a rate of 5.622% per year and mature on March 16, 2046. The 2056 notes bear interest at a rate of 5.732% per year and mature on March 16, 2056. The 2066 notes bear interest at a rate of 5.852% per year and mature on March 16, 2066.

Aerospace will pay interest on the fixed rate notes on March 16 and September 16 of each year, with the first payment on September 16, 2026. Aerospace will pay interest on the 2029 floating rate notes on March 16, June 16, September 16 and December 16 of each year, with the first payment on June 16, 2026.

The issuance of the notes and the guarantees was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and the notes and the guarantees were not offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act (“Regulation S”)), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. The notes and the guarantees were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S.

A portion of the net proceeds from the offering of the New Money Notes was used to make a cash distribution to Honeywell (the “Cash Distribution”), with additional amounts not distributed to Honeywell used to pay fees and expenses related to the Spin-Off, Aerospace’s revolving credit facilities, and/or the Notes Offering, and/or for general corporate purposes. The Exchange Notes were issued by Aerospace to Honeywell as partial consideration for the contribution of assets by Honeywell to Aerospace in connection with the Spin-Off, and were transferred and delivered by Honeywell to BofA Securities, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, in their capacities as selling noteholders in the Notes Offering.

Honeywell intends to use the funds distributed to it by Aerospace from the proceeds of the Notes Offering, along with amounts borrowed under the 2026 Term Loan Credit Agreement, to fund Honeywell’s tender offers and Honeywell’s debt redemptions (the “Honeywell Tender Offers” and “Honeywell Debt Redemptions,” respectively), both as described in Honeywell’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2026 (the “Honeywell March 6, 2026 Form 8-K”) and below under “Honeywell Debt Tender Offers and Honeywell Debt Redemptions,” and other debt retirements, and intends to use cash on hand to pay related transaction fees, including applicable premiums, discounts and expenses.

Indenture

The notes were issued pursuant to an indenture and a first supplemental indenture, each dated March 16, 2026, between Aerospace and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (together, the “Indenture”). This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

The Indenture also provides for customary events of default, which, if any of them occurs, may cause the principal of and accrued interest on the notes to become, or to be declared, due and payable. Events of default (subject in certain cases to customary grace and cure periods), include, among others, nonpayment of principal or interest, breach of other covenants or agreements in the Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments and certain events of bankruptcy or insolvency.

Registration Rights Agreement

Aerospace has entered into a Registration Rights Agreement, dated March 16, 2026, among Aerospace and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the initial purchasers of the notes, pursuant to which Aerospace has agreed to file with the SEC a registration statement with respect to an exchange offer for the notes or a shelf registration statement for the resale of the notes within 365 days after the date the Spin-Off is consummated. This summary does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which has been filed as Exhibit 99.1 hereto and which is incorporated by reference herein.

Honeywell Guarantee

The notes are the senior unsecured obligations of Aerospace and guaranteed on a senior unsecured basis by Honeywell until the Spin-Off is completed pursuant to a Guarantee Agreement, dated March 16, 2026, among Honeywell, as guarantor of the notes, Aerospace and the Trustee. Upon consummation of the Spin-Off, Honeywell will be automatically and unconditionally released from all obligations under the Guarantee Agreement without any action required on the part of the Trustee, any holder of notes, the selling noteholders or the initial purchasers in the Notes Offering. This summary does not purport to be complete and is qualified in its entirety by reference to the Guarantee Agreement, which has been filed as Exhibit 4.3 hereto and which is incorporated by reference herein.

Honeywell Debt Tender Offers and Honeywell Debt Redemptions

On March 10, 2026, Honeywell issued a notice of redemption to redeem all €750,000,000 in outstanding principal amount of its 2.250% Senior Notes due 2028 on April 10, 2026, at a redemption price that includes an applicable “make-whole” premium, plus any interest accrued and unpaid to the redemption date, all further to Honeywell’s previously announced intention to redeem such notes as set forth in the Honeywell March 6, 2026 Form 8-K. The 2.250% Senior Notes due 2028 are also included in the Honeywell Tender Offers.

Honeywell has determined that the Cash Distribution and the receipt of the Exchange Notes satisfies the financing condition for the Honeywell Tender Offers and the redemption condition for the Honeywell Debt Redemptions subject to such condition. The Honeywell Tender Offers are subject to a number of other conditions that may be waived or changed. This Current Report on Form 8-K does not constitute an offer to purchase any Honeywell debt securities in the Honeywell Tender Offers, which may only be made pursuant to the related offer to purchase. This Current Report on Form 8-K does not constitute a notice of redemption of any Honeywell debt securities. The Honeywell Debt Redemptions are being made solely pursuant to separately issued notices of redemption delivered pursuant to the indenture governing the applicable Honeywell debt securities.

2026 Term Loan Credit Agreement

On March 16, 2026, Honeywell satisfied and discharged in full all outstanding obligations under, and terminated, its term loan credit agreement, dated as of March 2, 2026, with the banks, financial institutions and other institutional lenders party thereto, Bank of America, as administrative agent, and Bank of America, N.A., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as joint lead arrangers (the “2026 Term Loan Credit Agreement”). The outstanding advances under the 2026 Term Loan Credit Agreement were satisfied and discharged in full, pursuant to the terms of an exchange agreement, in exchange for Honeywell’s transfer and delivery of the Exchange Notes and cash in an amount equal to the initial purchaser commissions due with respect to the Exchange Notes to the lenders’ designees, and Honeywell paid accrued interest owing to the lenders under the 2026 Term Loan Credit Agreement in respect of all advances outstanding as of such date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit#	Description

4.1	Indenture, dated as of March 16, 2026, between Honeywell Aerospace Inc. and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of March 16, 2026, between Honeywell Aerospace Inc. and Deutsche Bank Trust Company Americas, as trustee.

4.3	Guarantee Agreement, dated as of March 16, 2026, among Honeywell International Inc., as guarantor, Honeywell Aerospace Inc. and Deutsche Bank Trust Company Americas, as trustee.

99.1	Registration Rights Agreement, dated as of March 16, 2026, among Honeywell Aerospace Inc., and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the initial purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Su Ping Lu
	Name:	Su Ping Lu
	Title:	Senior Vice President, General Counsel and Corporate Secretary